Exhibit 10.1

FIFTH AMENDMENT AGREEMENT

among

QC HOLDINGS, INC., as Borrower

and

THE LENDERS THAT ARE PARTIES HERETO

and

U.S. BANK NATIONAL ASSOCIATION, as Agent and Arranger

APRIL 24, 2014

FIFTH AMENDMENT AGREEMENT

This Fifth Amendment Agreement (this “Agreement”), is made and entered into as of April 24, 2014, by and between QC HOLDINGS, INC., a Kansas corporation (the “Borrower”), the Lenders that are parties hereto (being hereinafter referred to individually as a “Lender” or collectively as the “Lenders”), and U. S. BANK NATIONAL ASSOCIATION, in its capacity as Agent (the “Agent”).

RECITALS

A. On September 30, 2011, the Borrower, the Lenders and the Agent entered into a Second Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) pursuant to which the Lenders agreed to make certain revolving and term credit facilities available to the Borrower, and in conjunction therewith, the Borrower has previously executed (i) an Amended and Restated Promissory Note (Revolving Loan) dated November 12, 2013, payable to each Revolving Lender, (ii) a Promissory Note (Swingline Loan) dated September 30, 2011, payable to the Swingline Lender and (iii) a Promissory Note (Term Loan) dated November 12, 2013, payable to each of the then Term Loan Lenders. The Revolving Loan Notes, the Swingline Note and the Term Loan Notes referenced in this Section A are collectively referred to herein as the “Notes”.

B. The repayment of the Notes is secured by certain assets of the Borrower and its Subsidiaries referred to as the “Collateral” in the Credit Agreement, which is more particularly described in the Security Agreement, the Pledge Agreement and the Subsidiary Security Agreement (as each term is defined in the Credit Agreement) (collectively, the “Security Instruments”).

C. The Borrower, the Lenders party thereto, and the Agent have previously entered into that certain First Amendment Agreement dated as of November 7, 2012, to amend certain terms and conditions of the Credit Agreement and to provide the consent of the Lenders to the sale of the Borrower’s loans arising out of the auto loan finance business.

D. The Borrower, the Lenders party thereto, and the Agent have previously entered into that certain Second Amendment Agreement dated as of May 15, 2013, to amend certain terms and conditions of the Credit Agreement.

E. The Borrower, the Lenders party thereto, and the Agent have previously entered into that certain Third Amendment Agreement dated as of November 12, 2013, to amend certain terms and conditions of the Credit Agreement and to provide the consent of the Lenders to the sale of certain auto assets and real estate owned by Borrower and to the repurchase of certain shares of the capital stock of the Borrower.

F. The Borrower, the Lenders party thereto, and the Agent have previously entered into that certain Fourth Amendment Agreement dated as of February 28, 2014, to amend certain terms and conditions of the Credit Agreement.

G. The Borrower acknowledges (i) the Lenders are presently the holders of the Notes, (ii) the Borrower’s liability to pay the Notes according to their terms, and (iii) the Borrower’s obligation to maintain, perform and comply with the terms and conditions of the Loan Documents (as such term is defined in the Credit Agreement).

H. The parties enter into this Agreement to amend certain terms and conditions of the Credit Agreement.

I. Capitalized terms which are not defined herein shall have the meaning such terms are given in the Credit Agreement.

NOW THEREFORE, the Agent, the Lenders and the Borrower for good, sufficient and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

1. Amendment to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The chart set forth in definition of the term “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby deleted and the following chart is inserted in place thereof:

		Applicable Margin
		Base Rate	LIBOR Rate	Non-Use Fee
Tier	Leverage Ratio	Loans	Loans	Percentage
1	Less than 0.75 to 1	1.50%	3.50%	0.375%
2	Greater than or equal to 0.75 to 1 but less than 1.25 to 1	2.00%	4.00%	0.500%
3	Greater than or equal to 1.25	2.50%	4.50%	0.625%

(b) The definition of the term “Borrowing Base” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following definition is inserted in lieu thereof:

“Borrowing Base” means the sum of (i) 70% of Eligible Loan Receivables, and (ii) 70% of Eligible Factoring Receivables, minus the aggregate principal balance of the Term Loans.

(c) The definition of the term “Loss Ratio” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following definition is inserted in lieu thereof, which change shall be effective as of March 31, 2014:

“Loss Ratio” means, for the period of determination, the percentage of the provision for losses to revenues, as each item is shown on the consolidated income statement of the Borrower and its Subsidiaries, as determined in accordance with GAAP; provided that, for purposes of determining such percentage, $750,000 of extraordinary losses of Borrower shall be excluded from any period of determination which includes the month of December 2013.

(d) The definition of the term “Operating Cash Flow” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following definition is inserted in lieu thereof, which change shall be effective as of March 31, 2014:

“Operating Cash Flow” means, for the determination period, the sum of (i) Consolidated EBITDA, plus (ii) Operating Lease Expense, minus (iii) the greater of (A) Capital Expenditures or (B) $2,000,000, minus (iv) the aggregate amount of all federal, state, local and/or foreign income taxes paid by Borrower and its Subsidiaries, minus (v) the value or amount of a Distribution, other than the Distribution made with the proceeds of the Term Loans, all as determined on a Consolidated basis in accordance with GAAP. For purposes of the foregoing, Capital Expenditures for any Fiscal Year that are funded with the proceeds of Permitted Subordinated Debt, other than the 2011 Subordinated Debt, will be excluded from the determination of Capital Expenditures above, up to a maximum amount of $2,000,000.

(e) Section 7.02(d) of the Credit Agreement with respect to Maximum Loss Ratio is hereby deleted in its entirety and the following Section 7.02(d) is inserted in lieu thereof, which change shall be effective as of March 31, 2014:

(d) Maximum Loss Ratio. Permit or suffer the Loss Ratio determined for the Borrower and its Subsidiaries on a Consolidated basis, as of the end of each fiscal month of the Borrower after the Closing Date, measured on a trailing twelve (12) month basis, to be more than or equal to thirty percent (30%) for the monthly period ending March 31, 2014 and for each for each monthly period thereafter.

(f) Schedule 2.01 attached to the Credit Agreement is hereby deleted in its entirety and Schedule 2.01 attached to this Agreement is inserted in lieu thereof.

2. Conditions Precedent. It shall be a condition precedent to the effectiveness of this Agreement that (i) all amounts due and payable under the Notes as of the execution date shall have been paid, (ii) no Event of Default shall exist under the Notes, the Credit Agreement, or any other Loan Document, (iii) the Agent shall have received the consent of each Lender to the extent such consent is required pursuant to the Credit Agreement, and (iv) the Agent and the Lenders shall have received such other items as they may reasonably request.

3. Representations and Warranties. The Borrower hereby represents and warrants that (i) it has the authority to enter into this Agreement and, upon execution by the Borrower, this Agreement shall be an enforceable obligation of the Borrower, (ii) all representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents are true and correct as of the date of this Agreement, (iii) there have been no amendments or modifications to the Borrower’s organizational documents since such documents were certified and/or delivered to the Lender in connection with the closing of the Loan, and (iv) no Default or Event of Default currently exists under the Loan Documents.

4. No Other Amendments. Except as expressly set forth herein, or necessary to incorporate the modifications and amendments herein, all the terms and conditions of the Notes, the Credit Agreement, the Security Instruments, and the other Loan Documents shall remain unmodified and in full force and effect, and the Borrower confirms, reaffirms and ratifies all such documents and agrees to perform and comply with the terms and the conditions of the Loan Documents, as amended herein.

5. No Impairment. Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair the Loan Documents, or any security granted or held by the Lenders for the indebtedness evidenced by the Notes.

6. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Kansas.

8. Waiver of Claims and Defenses. The Borrower hereby waives and releases any and all claims, defenses or rights of set-off, known or unknown, against the Agent or any Lender existing as of the execution date of this Agreement, which in any manner arise out of or relate to any Loan Document.

9. Fees and Expenses. The Borrower agrees to pay and reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution, filing, enforcement and administration of this Agreement including, without limitation, the fees and expenses of counsel to the Agent.

10. Counterparts. This Agreement may be executed in counterparts and when combined all such counterparts shall constitute one agreement.

11. Waiver of Jury Trial. Any controversy or claim between or among the parties hereto arising out of or relating to this Agreement shall be controlled by the provisions with respect to waiver of trial by jury contained in the Loan Documents previously delivered by such parties.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

12. NO ORAL AGREEMENTS. THIS IS THE FINAL EXPRESSION OF THE CREDIT AGREEMENT BETWEEN THE BORROWER, THE AGENT AND THE LENDERS AND SUCH WRITTEN CREDIT AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL AGREEMENT OR OF A CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN THE BORROWER, THE AGENT AND LENDERS.

ANY ADDITIONAL NON-STANDARD TERMS OF THE CREDIT AGREEMENT AND THE REDUCTION TO WRITING OF ANY PREVIOUS ORAL CREDIT AGREEMENT BETWEEN THE BORROWER, THE AGENT AND LENDERS IS SET FORTH IN THE SPACE BELOW:

NONE

BORROWER, THE AGENT AND LENDERS AFFIRM THAT NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN THEM EXISTS.

Please initial
	Borrower	Agent	U.S. Bank

	BOKF	Enterprise	First Tennessee

	Pulaski	United

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have executed this Agreement as of the day and year first above written.

AGENT:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Colleen S. Hayes
Colleen S. Hayes
Vice President

IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have executed this Agreement as of the day and year first above written.

BORROWER:

QC HOLDINGS, INC.,
a Kansas corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have executed this Agreement as of the day and year first above written.

LENDERS:

U. S. BANK NATIONAL ASSOCIATION

By:	/s/ Colleen S. Hayes
Colleen S. Hayes
Vice President

BOKF, N.A. d/b/a BANK OF KANSAS CITY

By:	/s/ Ryan W. Humphrey
Name:	Ryan W. Humphrey
Title:	Assistant Vice President

ENTERPRISE BANK & TRUST

By:	/s/ Kevin M. Antes
Name:	Kevin M. Antes
Title:	Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Bob Nieman
Name:	Bob Nieman
Title:	Senior Vice President

PULASKI BANK

By:	/s/ James P. Conaway
Name:	James P. Conaway
Title:	Vice President - Commercial Lending

UNITED COMMUNITY BANK

By:	/s/ Allen K. Schmale
Name:	Allen K. Schmale
Title:	EVP/Chief Credit Officer

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS/PLEDGORS

Each of the undersigned guarantors and/or pledgors of collateral with respect to the obligations of the Borrower to the Agent and the Lenders hereby (i) acknowledge and consent to the terms of the foregoing Fifth Amendment Agreement, (ii) represents and warrants to the Agent and the Lenders that there exists no default or event of default under any document delivered by it to the Agent or the Lenders with respect to the Loans and (iii) reaffirms and ratifies the full force and effect of any guaranty agreement, security instrument or pledge agreement delivered by it in connection with the Loans.

QC Financial Services, Inc.,
a Missouri corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

QC Properties, LLC,
a Kansas limited liability company

By:	/s/ Darrin J. Anderson
Darrin J. Anderson
Manager

QC Financial Services of California, Inc.,
a California corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

QC Financial Services of Texas, Inc.,
a Kansas corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

QC Advance, Inc.,
a Missouri corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

Cash Title Loans, Inc.,
a Missouri corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

Express Check Advance of South Carolina, LLC, a Tennessee limited liability company

By:	/s/ Darrin J. Anderson
Darrin J. Anderson
Manager

QC Auto Services, Inc.,
a Kansas corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

QC Loan Services, Inc.,
a Kansas corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

QC E-Services, Inc.,
a Kansas corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

QC Capital, Inc.,
a Kansas corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

ACKNOWLEDGMENT AND AGREEMENT OF NEGATIVE PLEDGORS

Each of the undersigned negative pledgors in favor of the Agent for the benefit of the Lenders in connection with the Credit Agreement hereby (i) acknowledges and consents to the terms of the foregoing Fifth Amendment Agreement, (ii) represents and warrants to the Agent and the Lenders that there exists no default or event of default under any document delivered by it to the Agent or the Lenders with respect to the Loans and (iii) reaffirms and ratifies the full force and effect of the Negative Pledge Agreement delivered by it in connection with the Loans.

QC Canada Holdings, Inc.,
a British Columbia company

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

Direct Credit Holdings Inc.,
a British Columbia company

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

SCHEDULE 2.01

(Revolving Loan Commitments)

Lender	Applicable Revolving Commitment Percentage	Revolving Loan Commitment	Letter of Credit Commitment
U.S. Bank	33.018867924528%	$5,283,018.87	$1,650,943.40
BOKF, N.A. dba Bank of Kansas City	18.867924528302%	$3,018,867.93	$943,396.23
Enterprise Bank & Trust	15.094339622642%	$2,415,094.34	$754,716.98
First Tennessee Bank National Association	14.150943396226%	$2,264,150.94	$707,547.17
Pulaski Bank	9.433962264151%	$1,509,433.96	$471,698.11
United Community Bank	9.433962264151%	$1,509,433.96	$471,698.11
Total:	100.0%	$16,000,000.00	$5,000,000.00